SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

Deutsche European Equity Fund
The following information replaces the existing disclosure contained in the “Portfolio Manager(s)” sub-section of the “MANAGEMENT” section of the fund's summary prospectus.
Britta Weidenbach, CFA, Managing Director. Lead Portfolio Manager of the fund. Began managing the fund in 2014.
Mark Schumann, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2014.
Gerd Kirsten, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.
Christian Reuter, CEFA, Vice President. Portfolio Manager of the fund. Began managing the fund in 2014.

Please Retain This Supplement for Future Reference
September 5, 2017
PROSTKR-937